UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2015

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices) (Zip code)

 (502) 891-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2015, Almost Family, Inc. (the “Company”) and its wholly-owned subsidiary, National Health Industries, Inc. (“NHI”), entered into a Share Purchase Agreement dated as of February 24, 2015, (the “Share Purchase Agreement”) with (i) Bracor, Inc. dba WillCare (“Bracor”) and (ii) Bracor’s shareholders, Summer Street Capital II, L.P., Summer Street Capital NYS Fund II, L.P., David W. Brason, Todd W. Brason and David W. Brason Multi-Generational Irrevocable Trust. The Share Purchase Agreement provided for NHI’s purchase of the issued and outstanding shares of Bracor’s capital stock.  On August 28, 2015, the Company, NHI, and the representative of the selling shareholders entered into a Closing Letter Agreement in connection with the closing of the transaction contemplated in the Share Purchase Agreement.  Among other things, the Closing Letter Agreement amended the Share Purchase Agreement to provide for a final purchase price of aggregate cash consideration of $50.5 million for the acquisition of the issued and outstanding shares of Bracor’s capital stock.

The descriptions of the Share Purchase Agreement and the Closing Letter Agreement contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Share Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed on February 27, 2015, and incorporated in this Current Report on Form 8-K by reference, and the Closing Letter Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

Effective at 12:01 a.m. on August 29, 2015, the Company, through its wholly-owned subsidiary, NHI, completed its acquisition of 100% of the equity interests in Bracor pursuant to the Share Purchase Agreement, as amended by the Closing Letter Agreement, for aggregate cash consideration of $50.5 million. The transaction was funded with borrowings under the Company’s $175 million senior secured revolving credit facility with JP Morgan Chase Bank, NA, as Administrative Agent, Bank of America, as Syndication Agent, and certain other lenders.

The descriptions of the Share Purchase Agreement and the Closing Letter Agreement contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Share Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed on February 27, 2015, and incorporated in this Current Report on Form 8-K by reference, and the Closing Letter Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 28, 2015, in connection with the acquisition described in Item 2.01 above, the Company received a $50.5 million draw under the Company’s $175 million senior secured revolving credit facility with JP Morgan Chase Bank, NA, as Administrative Agent, Bank of America, as Syndication Agent, and certain other lenders.  The disclosure provided in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

A more detailed description of the credit facility can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015.

Item 7.01	Regulation FD Disclosure.

On August 31, 2015, the Company issued a press release describing the Company’s completed acquisition of Bracor.  A copy of the press release is included as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                      Description

2.1
Share Purchase Agreement dated as of February 24, 2015 by and among Almost Family, Inc., National Health Industries, Inc., Bracor, Inc. and Bracor’s shareholders, Summer Street Capital II, L.P., Summer Street Capital NYS Fund II, L.P., David W. Brason, Todd W. Brason and David W. Brason Multi-Generational Irrevocable Trust (incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed on February 27, 2015).

2.2
Closing Letter Agreement dated August 28, 2015, as amendment to Share Purchase Agreement dated as of February 24, 2015 by and among Almost Family, Inc., National Health Industries, Inc., Bracor, Inc. and Bracor’s shareholders, Summer Street Capital II, L.P., Summer Street Capital NYS Fund II, L.P., David W. Brason, Todd W. Brason and David W. Brason Multi-Generational Irrevocable Trust (Schedule has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Almost Family hereby undertakes to furnish supplementally a copy of the omitted schedule upon request by the U.S. Securities and Exchange Commission).

99.1	Press Release dated August 31, 2015 announcing Almost Family, Inc.’s completed acquisition of Bracor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            ALMOST FAMILY, INC.

Date:  September 2, 2015                                                                              By: /s/ C. Steven Guenthner
              C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit                      Description

2.1
Share Purchase Agreement dated as of February 24, 2015 by and among Almost Family, Inc., National Health Industries, Inc., Bracor, Inc. and Bracor’s shareholders, Summer Street Capital II, L.P., Summer Street Capital NYS Fund II, L.P., David W. Brason, Todd W. Brason and David W. Brason Multi-Generational Irrevocable Trust (incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed on February 27, 2015).

2.2
Closing Letter Agreement dated August 28, 2015, as amendment to Share Purchase Agreement dated as of February 24, 2015 by and among Almost Family, Inc., National Health Industries, Inc., Bracor, Inc. and Bracor’s shareholders, Summer Street Capital II, L.P., Summer Street Capital NYS Fund II, L.P., David W. Brason, Todd W. Brason and David W. Brason Multi-Generational Irrevocable Trust (Schedule has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Almost Family hereby undertakes to furnish supplementally a copy of the omitted schedule upon request by the U.S. Securities and Exchange Commission).

99.1	Press Release dated August 31, 2015 announcing Almost Family, Inc.’s completed acquisition of Bracor, Inc.